SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the [_]

Registrant

Check the appropriate box:

[_]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]       Definitive Proxy Statement

[X]       Definitive Additional Materials

[_]       Soliciting Materials under Rule 14a-12

BNY Mellon State Municipal Bond Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]       No fee required.

[_]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

(2)       Aggregate number of securities to which transaction applies:

(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)       Proposed maximum aggregate value of transaction:

(5)       Total Fee Paid:

[_]        Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)       Amount Previously Paid:

(2)       Form, Schedule or Registration Statement No.:

(3)       Filing Party:

(4)       Date Filed:

BNY MELLON CONNECTICUT FUND

BNY MELLON MASSACHUSETTS FUND

BNY MELLON PENNSYLVANIA FUND

c/o BNY Mellon Investment Adviser, Inc.

PLEASE REVIEW

November 4, 2022

Dear Shareholder:

Time is running out to participate in the Special Joint Meeting of Shareholders of the above-named funds (each, a "Fund" and collectively, the “Funds”), scheduled to be held on November 17, 2022 at 10:00 a.m. EST. We have identified you as a shareholder of the specific Fund referenced on the enclosed proxy card as of the record date, September 2, 2022, who has yet to vote on the proposal for the Fund.

You may think your vote is not important, but it is vital. Please vote using one of the convenient options detailed below or found on the enclosed proxy card. You and all other Fund shareholders will benefit from your cooperation. Voting now can also help avoid additional expenses for Fund shareholders resulting from further solicitation efforts.

WHAT DO WE NEED FROM YOU? Please note that each Fund’s shareholder base is made up of thousands of investors just like yourself, which makes your vote even more important no matter how many shares you own. Accordingly, your vote is critical to the approval of this proposal, so we ask you to please vote.

For further information about the Meeting, the proposal and how to vote or to obtain another copy of the Combined Prospectus/Proxy Statement, you can reach us at 877-732-3612 between the hours of 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday and Saturday 10:00 a.m. to 6 p.m., Eastern Time.

We greatly appreciate your consideration and investment with the BNY Mellon Family of Funds.

Sincerely,

David DiPetrillo

President

BNY Mellon Family of Funds

BNY Mellon State Municipal Bond Funds

Level I Machine Script

I am calling in connection with your investment in BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund.

The Special Meeting of Shareholders is scheduled to take place on November 17, 2022. All Fund shareholders are being asked to consider and vote on an important matter regarding the Fund as previously communicated to you in Fund proxy materials. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-866-751-6314 Monday through Friday between the hours of 9:00 AM and 10:00 PM and Saturday from 10:00 a.m. to 6:00 p.m. Eastern Time.

Your vote is very important. Thank you and have a good day.

BNY Mellon State Municipal Bond Funds Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)? (Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund. I wanted to confirm that you have received the proxy materials for the Special Joint Meeting of Shareholders scheduled to take place on November 17, 2022. Do you recall receiving the information? (Pause for response)

If “Yes” or positive response to reviewing information:

I am with AST Fund Solutions, the proxy solicitor for this meeting. If you’re not able to attend the meeting, I can record your voting instructions by phone. The Fund’s Board has approved the proposal and recommends a vote “For” the proposal.

If received materials, but negative response to reviewing information:

I am with AST Fund Solutions, the proxy solicitor and tabulator for this meeting.  I would be happy to review the proposal with you (refer to Fact Sheet) and record your voting instructions by phone.  The Fund’s Board has approved the proposal and is recommending a vote “For” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

Material Not Received:

We would be happy to resend the information to you. Would you prefer mail or email?

Mail: We would be happy to mail the information to you. Please allow 5 to 7 business days for delivery.

E-mail: I would be happy to e-mail you the information and, if you’d like, you can reply to the e-mail with your voting instructions and we can process your vote accordingly. Please allow 24 hours to receive the materials. The e-mail will come from AST Fund Solutions. Please check your spam folder if you don’t see our e-mail in your inbox. May I please have your email address? (Notate E-mail Address and Proceed)

CONFIRMATION: I am recording your (Recap Voting Instructions). Today (Today’s Date & Time). For confirmation purposes:

•	Please state your full name. (Pause – refer to rebuttal if neglects to state middle initial)
•	According to our records, you reside in (city, state, zip code). (Pause)

•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

(If Wrong address is stated, go to “Shareholder states a different address during confirmation”)

(If still incorrect, go to “Wrong address given by investor”)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed on this confirmation. Mr. /Ms. (SHAREHOLDER’S LAST NAME), your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

REBUTTALS

Shareholder states a different address during confirmation:

Our records indicate a different address. Is it possible the account has been registered at a different address?

Wrong address given by investor:

Mr./Mrs./Ms. (SHAREHOLDER’S LAST NAME) I apologize but the address that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good (morning, afternoon, evening).

S/h neglects to state middle initial/name suffix/street direction/apartment during confirmation.

Our records also show a (middle initial/name suffix/street direction/apartment). Can you please confirm that as well?

“Why do I need to vote?” or “Why is it so important that I vote?”

We want to ensure that your shares are represented at the upcoming special meeting of shareholders. If there is a lack of shareholder participation, the meeting might be delayed or adjourned, which would result in additional expenses for fund shareholders. The Fund's Board has approved and is recommending a vote “In Favor” of the proposal. May I record your vote at this time?

Shareholder refuses to vote

I understand you don’t wish to vote at this time, but please remember your vote is very important and your time is appreciated. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-866-751-6314 Monday through Friday between 9:00 AM and 10:00 PM Eastern Time and Saturday between 10:00 AM and 6:00 PM Eastern Time. You can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good (morning, afternoon, evening).

Shareholder refuses to give address information during voting process:

I can appreciate your concern about giving personal information over the phone however it is an integral part of the voting process to ensure we are speaking to the correct individual who owns the right to vote. By confirming the address of record on the account we can authenticate you are the rightful voter. I can assure you all information remains confidential. Would you like to proceed again with voting process?

If Yes, proceed to vote recording above:

If No:

If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-866-751-6314 Monday through Friday between 9:00 AM and 10:00 PM Eastern Time and Saturday between 10:00 AM and 6:00 PM Eastern Time. You can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good (morning, afternoon, evening).

FOR INTERNAL DISTRIBUTION ONLY Updated 10-27-2022

BNY Mellon

State Municipal Bond Funds

Level II Call Guide

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)? (Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund. You were sent proxy materials regarding the Special Joint Meeting of Shareholders scheduled to take place on November 17, 2022 and currently our records indicate your vote has not been recorded. I am calling today to offer you the convenience of voting by phone.

The Board is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

Material Not Received:

We would be happy to resend the information to you. Would you prefer mail or email?

Mail: We would be happy to mail the information to you. Please allow 5 to 7 business days for delivery.
E-mail: I would be happy to e-mail you the information and, if you’d like, you can reply to the e-mail with your voting instructions and we can process your vote accordingly. Please allow 24 hours to receive the materials. The e-mail will come from AST Fund Solutions. Please check your spam folder if you don’t see our e-mail in your inbox. May I please have your email address? (Notate E-mail Address and Proceed)

CONFIRMATION: I am recording your (Recap Voting Instructions). Today (Today’s Date & Time). For confirmation purposes:

•	Please state your full name. (Pause – refer to rebuttal if neglects to state middle initial)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

(If Wrong address is stated, go to “Shareholder states a different address during confirmation”)

(If still incorrect, go to “Wrong address given by investor”)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed on this confirmation. Mr. /Ms. (SHAREHOLDER’S LAST NAME), your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY Updated 10-27-2022

REBUTTALS

Shareholder states a different address during confirmation:

Our records indicate a different address. Is it possible the account has been registered at a different address?

Wrong address given by investor:

Mr./Mrs./Ms. (SHAREHOLDER’S LAST NAME) I apologize but the address that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good (morning, afternoon, evening).

S/h neglects to state middle initial/name suffix/street direction/apartment during confirmation.

Our records also show a (middle initial/name suffix/street direction/apartment). Can you please confirm that as well?

“Why do I need to vote?” or “Why is it so important that I vote?”

We want to ensure that your shares are represented at the upcoming special meeting of shareholders. If there is a lack of shareholder participation, the meeting might be delayed or adjourned, which would result in additional expenses for fund shareholders. The Fund's Board has approved and is recommending a vote “In Favor” of the proposal. May I record your vote at this time?

Shareholder refuses to vote

I understand you don’t wish to vote at this time, but please remember your vote is very important and your time is appreciated. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-866-751-6314 Monday through Friday between 9:00 AM and 10:00 PM Eastern Time and Saturday between 10:00 AM and 6:00 PM Eastern Time. You can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good (morning, afternoon, evening).

Shareholder refuses to give address information during voting process:

I can appreciate your concern about giving personal information over the phone however it is an integral part of the voting process to ensure we are speaking to the correct individual who owns the right to vote. By confirming the address of record on the account we can authenticate you are the rightful voter. I can assure you all information remains confidential. Would you like to proceed again with voting process?

If Yes, proceed to vote recording above:

If No:

If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-866-751-6314 Monday through Friday between 9:00 AM and 10:00 PM Eastern Time and Saturday between 10:00 AM and 6:00 PM Eastern Time. You can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good (morning, afternoon, evening).

FOR INTERNAL DISTRIBUTION ONLY Updated 10-27-2022

FUND

PROXY FACT SHEET FOR:

BNY MELLON STATE MUNICIPAL BOND FUNDS

SPECIAL JOINT MEETING IMPORTANT DATES		SPECIAL JOINT MEETING LOCATION
Record Date	SEPTEMBER 2, 2022	TO BE HELD OVER THE INTERNET
Mail Date	SEPTEMBER 21, 2022	IN A VIRTUAL MEETING FORMAT ONLY
Meeting Date	NOVEMBER 17, 2022 @ 10:00 AM (ET)	SEE PAGE 5
ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	SEE PAGE 6	Inbound Line	1-866-751-6314
CUSIPs	SEE PAGE 6	Website	www.im.bnymellon.com

What are Shareholders being asked to vote on?

BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon AMT-Free Municipal Bond Fund (the “Acquiring Fund”), in exchange solely for Class A, Class C, Class I, Class Y and Class Z shares, as applicable, of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A, Class C, Class I, Class Y and Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C, Class I, Class Y and Class Z shares, respectively, as applicable, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust;

THE BOARD OF TRUSTEES RECOMMENDATION – FOR

PROPOSAL 1: Agreement and Plan of Reorganization;

What are shareholders being asked to approve?

Shareholders are being asked to vote on an Agreement and Plan of Reorganization to allow the BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund - each, a Fund - to transfer all of its assets in separate tax-free reorganizations to BNY Mellon AMT-Free Municipal Bond Fund in exchange solely for the corresponding class of shares of BNY Mellon AMT-Free Municipal Bond Fund.

How will the Reorganization affect me as a shareholder?

If the Agreement and Plan of Reorganization is approved and consummated for your Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of BNY Mellon AMT-Free Municipal Bond Fund.

For Internal Distribution Only                                                                                                            Page 1

•	Shareholders of BNY Mellon Connecticut Fund will receive Class A, Class C, Class I, Class Y or Class Z shares of BNY Mellon AMT-Free Municipal Bond Fund corresponding to their Class A, Class C, Class I, Class Y or Class Z shares of their Fund, with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund.
•	Shareholders of BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund will receive Class A, Class C or Class Z shares of BNY Mellon AMT-Free Municipal Bond Fund corresponding to their Class A, Class C or Class Z shares of their Fund, with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund;

Why is the Reorganization of each Fund being proposed?

Management of BNY Mellon Investment Adviser, Inc. (BNYM Adviser), the investment adviser, has reviewed the funds in the BNY Mellon Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies and that would otherwise benefit fund shareholders.

What are the benefits of the Reorganizations?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund that also is managed by BNYM Adviser and sub-advised by Insight North America, LLC, an affiliate of BNYM Adviser. The Acquiring Fund's shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than the corresponding Class of shares of each Fund, based on the expenses of each fund as of May 31, 2022. In addition, effective January 1, 2023, the contractual management fee payable by the Acquiring Fund to BNYM Adviser will be reduced to an annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets. Each Fund has agreed to pay BNYM Adviser a management fee at the annual rate of 0.55% of the value of the Fund's average daily net assets. In addition, the Acquiring Fund's performance record was generally comparable to that of each Fund for the one-, five- and ten-year periods ended December 31, 2021. BNYM Adviser believes that, as a result of becoming shareholders in a substantially larger combined fund, the reorganization, with respect to each Fund, after the payment of the costs of the reorganization, should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses. BNYM Adviser believes that, by combining the Funds with the Acquiring Fund, shareholders of the Funds should benefit from more efficient portfolio management and certain operational efficiencies.

The reorganizations also should enable Fund shareholders to benefit from the more diverse state municipal bond investments of the Acquiring Fund. Investing primarily in a single state makes the Funds more sensitive to risks specific to the state and may magnify other risks. While not all income distributed by the Acquiring Fund will be exempt from state income tax, having the flexibility to invest in a portfolio comprised of the municipal bonds offered by other states provides the ability to avoid such risks, improves geographic diversification, and provides a larger subset of investment options for the portfolio managers to evaluate consistent with the combined fund's investment process. BNYM Adviser and the Trust's Board of Trustees have determined, with respect to each reorganization, that the benefits discussed outweigh the fact that the income distributed from many of the Acquiring Fund's municipal bond investments may cause the Funds' shareholders to incur state income tax on such distributions.

For Internal Distribution Only                                                                                                            Page 2

Are there any differences in the investment objectives and strategies of each Fund and BNY Mellon AMT-Free Municipal Bond Fund?

Each Fund and BNY Mellon AMT-Free Municipal Bond Fund have similar investment objectives and strategies.

•	BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund
-	Each Fund seeks to maximize current income exempt from federal income tax and from the income tax of the state after which it is named, without undue risk.
-	To pursue its goal, each Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax and from the income tax of the state after which it is named.
-	Each Fund may invest without limitation in municipal bonds the income from which is subject to the federal alternative minimum tax.
-	Each Fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB and above), or the unrated equivalent as determined by the Fund’s sub-adviser.
-	For additional yield, each Fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds), or the unrated equivalent as determined by the Fund’s sub-adviser.
•	BNY Mellon AMT-Free Municipal Bond Fund
-	BNY Mellon AMT-Free Municipal Bond Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.
-	To pursue its goal, BNY Mellon AMT-Free Municipal Bond Fund normally invests substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. The Acquiring Fund typically invests at least 80% of its net assets in municipal bonds that provide income exempt from the federal alternative minimum tax.
-	BNY Mellon AMT-Free Municipal Bond Fund may, but is not required by its investment management policies to, purchase municipal bonds issued by the state of Connecticut, Massachusetts or Pennsylvania. To the extent BNY Mellon AMT-Free Municipal Bond Fund invests in the municipal bonds of a particular state, the income from those bonds will be exempt from the personal income tax of that state.
-	BNY Mellon AMT-Free Municipal Bond Fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by the Fund’s sub-adviser.
-	BNY Mellon AMT-Free Municipal Bond Fund may invest up to 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade, or the unrated equivalent as determined by the Fund’s sub-adviser.

For Internal Distribution Only                                                                                                            Page 3

How does the performance record of each Fund and BNY Mellon AMT-Free Municipal Bond Fund compare?

The performance record of BNY Mellon AMT-Free Municipal Bond Fund was generally comparable to that of each Fund for the one-, five- and ten-year periods ended December 31, 2021.

Who manages BNY Mellon AMT-Free Municipal Bond Fund?

BNY Mellon Investment Adviser, Inc. is the investment adviser to BNY Mellon AMT-Free Municipal Bond Fund and the Funds. BNYM Adviser has engaged its affiliate, Insight North America, LLC (INA), to serve as the sub-adviser to BNY Mellon AMT-Free Municipal Bond Fund and the Funds and provide day-to-day management of BNY Mellon AMT-Free Municipal Bond Fund and each Fund’s investments.

Will the proposed Reorganization of my fund result in a higher management fee or higher total Fund expenses?

management fee

•	BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund

Each Fund has agreed to pay BNYM Adviser a management fee at the annual rate of 0.55% of the value of the Fund’s average daily net assets. BNYM Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Funds.

•	BNY Mellon AMT-Free Municipal Bond Fund

Although BNY Mellon AMT-Free Municipal Bond Fund has agreed to pay BNYM Adviser a management fee at the annual rate of 0.60% of the value of BNY Mellon AMT-Free Municipal Bond Fund’s average daily net assets, effective January 1, 2023, the contractual management fee payable by BNY Mellon AMT-Free Municipal Bond Fund to BNYM Adviser will be reduced to an annual rate of 0.35% of the value of BNY Mellon AMT-Free Municipal Bond Fund’s average daily net assets. BNYM Adviser, in turn, pays INA for the provision of sub-investment advisory services to BNY Mellon AMT-Free Municipal Bond Fund.

total fund expenses

•	BNY Mellon AMT-Free Municipal Bond Fund
-	Class A, Class C, Class I, Class Y and Class Z shares of BNY Mellon AMT-Free Municipal Bond Fund had a lower total annual expense ratio than the corresponding class of shares of each Fund (before and after, for each Class of BNY Mellon AMT-Free Municipal Bond Fund and Fund, fee waivers and expense reimbursement arrangements) based on the expenses of each fund as of May 31, 2022.
-	BNYM Adviser has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the direct expenses of BNY Mellon AMT-Free Municipal Bond Fund so that the direct expenses of none of the classes of BNY Mellon AMT-Free Municipal Bond Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed 0.45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time.
•	BNY Mellon Connecticut Fund and BNY Mellon Pennsylvania Fund

With respect to each of the Connecticut Fund and Pennsylvania Fund, BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of 0.10% of the

For Internal Distribution Only                                                                                                            Page 4

value of the Fund’s average daily net assets until September 1, 2023. On or after September 1, 2023, BNYM Adviser may terminate this waiver agreement at any time. At the time BNYM Adviser terminates such waiver agreements, the expenses, as reflected in the combined Prospectus/Proxy Statement, for Class C shares of BNY Mellon AMT-Free Municipal Bond Fund may be higher, but would still be lower than the expenses of Class C shares of the respective Fund.

What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization of your Fund will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of their Fund’s Reorganization.

What is the anticipated timing of the Reorganizations?

The Reorganizations of the Funds would occur on or about January 27, 2023 if approved by shareholders.

Will I be charged a sales charge, redemption fee or contingent deferred sales charge (“CDSC”) at the time of the reorganization of my Fund?

No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization of your Fund.

What will happen if the Reorganization is not approved by shareholders of a Fund?

If the Reorganization is not approved by shareholders of a Fund, the Trust’s Board will consider other appropriate courses of action with respect to such Fund, including continuing to operate as the Fund currently does, merger with a different fund or liquidation.

Who will pay the expenses of the proposed Reorganization of my Fund?

Because of the expected benefits to shareholders of each Fund as a result of the respective Fund’s reorganization (for example, permitting Fund shareholders to pursue similar investment goals in a substantially larger combined fund that will have a lower management fee as of January 1, 2023, had a lower total annual expense ratio for each class of shares, based on the expenses of each fund as of May 31, 2022, and generally has a comparable performance record), expenses relating to the Fund’s reorganization will be borne by the Fund, whether or not the reorganization is approved.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL

VOTING METHODS

PHONE:	To cast your vote by telephone with a proxy specialist, call 1-866-751-6314. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time and Saturday from 10:00 a.m. to 6:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the postage-paid envelope that was provided to you.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

For Internal Distribution Only                                                                                                            Page 5

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

INFORMATION ABOUT PARTICIPATING IN THE VIRTUAL MEETING

Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on your proxy card.

The meeting will begin promptly at 10:00 a.m., Eastern Time, on Thursday, November 17, 2022. The Funds encourage you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in.

Only shareholders of the respective Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

Proxy Materials Are Available Online At: https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp

AST Fund Solutions, LLC is identified as the Funds’ proxy solicitor in the combined Prospectus/Proxy

Statement.

NAME OF FUND	CLASS	TICKER	CUSIP
BNY Mellon Connecticut Fund	A	PSCTX	05587R860
BNY Mellon Connecticut Fund	C	PMCCX	05587R852
BNY Mellon Connecticut Fund	I	DTCIX	05587R845
BNY Mellon Connecticut Fund	Z	DPMZX	05587R837
BNY Mellon Connecticut Fund	Y	DPMYX	05587R407
BNY Mellon Massachusetts Fund	A	PSMAX	05587R803
BNY Mellon Massachusetts Fund	C	PCMAX	05587R886
BNY Mellon Massachusetts Fund	Z	PMAZX	05587R878
BNY Mellon Pennsylvania Fund	A	PTPAX	05587R506
BNY Mellon Pennsylvania Fund	C	PPACX	05587R605
BNY Mellon Pennsylvania Fund	Z	DPENX	05587R704

For Internal Distribution Only                                                                                                       Page 6